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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 2, 2000, except for Note 13 for which the date is March 15, 2000 relating to the financial statements and financial statement schedule, which appears in Network Solutions, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


/s/PricewaterhouseCoopers LLP
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McLean, Virginia
May 22nd, 2000